JOINT FILER INFORMATION

Title of Security:         Common Shares

Issuer & Ticker Symbol:    Montpelier RE Holdings Ltd. (NYSE: MRH)

Designated Filer:          Cypress Associates II (Cayman) L.P.

Other Joint Filers:        Cypress Merchant B Partners II (Cayman) L.P.,
                           Cypress Merchant Banking II-A C.V., Cypress
                           Side-by-Side (Cayman) L.P. and 55th Street
                           Partners II (Cayman) L.P.

Addresses:                 The principal business office address of each of the
                           reporting persons above is 65 East 55th Street, 28th Floor, New York, NY 10022.


Signatures:

                               CYPRESS MERCHANT B PARTNERS II (CAYMAN) L.P.

                               By: Cypress Associates II (Cayman) L.P., its
                                   general partner

                                   By: CMBP II (Cayman) Ltd., its general
                                       partner


                                       By: /s/ Jeffrey P. Hughes
                                           ------------------------------
                                           Name: Jeffrey P. Hughes
                                           Title: Director


                               CYPRESS MERCHANT BANKING II-A C.V.


                               By: Cypress Associates II (Cayman) L.P., its
                                   general partner

                                   By: CMBP II (Cayman) Ltd., its general
                                       partner


                                       By: /s/ Jeffrey P. Hughes
                                           ------------------------------
                                           Name: Jeffrey P. Hughes
                                           Title: Director

                               CYPRESS SIDE-BY-SIDE (CAYMAN) L.P.


                               By: Cypress Associates II (Cayman) L.P., its
                                   general partner

                                   By:  CMBP II (Cayman) Ltd., its general
                                        partner


                                         By: /s/ Jeffrey P. Hughes
                                             ------------------------------
                                             Name: Jeffrey P. Hughes
                                             Title: Director


                               55th STREET PARTNERS II (CAYMAN) L.P.


                               By: Cypress Associates II (Cayman) L.P., its general partner

                                    By:  CMBP II (Cayman) Ltd., its general
                                         partner


                                         By: /s/ Jeffrey P. Hughes
                                             ------------------------------
                                             Name: Jeffrey P. Hughes
                                             Title: Director